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                                                                      EXHIBIT 20

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                                                                                                                       PAGE 1

VW CREDIT, INC. -- SERVICER
21-JUL-97
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                                          ----------------------------------------------


TRANSACTION SUMMARY                                           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
-------------------                                           --------------------------------------------------
                                   From          To     Days
                                   ----          --     ----
Current Interest Period              6/16/97   7/14/97    29  Net losses as a % of Avg. Receivables Balance
                                                              (annualized)                                                    0.00%

Series Allocation Percentage          100.00%                 PORTFOLIO AND DEALERSHIP STATISTICS
                                                              -----------------------------------

Initial Principal Balance    $375,000,000.00                  Used Vehicle Receivables' Balance                     $39,566,253.66
Outstanding Principal                                         Used Vehicle Percentage                                        7.922%
 Balance                     $375,000,000.00
Principal Balance of                                          Used Vehicle Percentage During Last Collection                 7.411%
 Receivables for                                              Period
 Determination Date          $479,942,092.76
Amount Invested in                                            Early Amortization Event?                                        NO
 Receivables on Series
 Issuance Date               $375,000,000.00
Initial Invested Amount      $375,000,000.00                  Largest Dealer or Dealer Affiliation Balance          $23,446,201.85
Invested Amount at the                                        Largest Dealer Percentage                                      4.625%
 Beginning of Period         $375,000,000.00
Invested Amount              $375,000,000.00
Required Subordinated                                         Aggregate Principal Amount of Receivables of
 Amount                       $68,209,680.79                  Dealers over 2%                                       $17,059,375.75
Excess Funded Amount                   $0.00                  Aggregate % Principal Amount of Receivables of

                                                              Dealers over 2%                                                3.416%


Available Subordinated                                        SUMMARY OF COLLECTIONS
 Amount (previous period)     $81,938,934.64                  ----------------------
Incremental Subordinated
 Amount (previous period)     $18,050,843.93
                                                              Aggregate Amount of Collections                      $272,204,301.77
RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT                     Aggregate Amount of Interest Collections               $3,749,608.49
-----------------------------------------
                                                              Investment Proceeds                                            $0.00
Yield Supplement Account                                      Aggregate Amount of Principal Collections            $268,454,693.28
 Initial Deposit`              $1,875,000.00
Yield Supplement Account                                      Asset Receivables Rate                                         8.208%
 Beginning Balance             $1,875,000.00
Yield Supplement Account                                      Use Asset Receivables Rate?                                      NO
 Required Amount               $1,875,000.00
                                                              Carryover Amount (this Distribution Date)                        N/A
Reserve Fund Initial Deposit   $1,875,000.00                  Total Carryover Amount                                           N/A
Reserve Fund Required Amount   $1,875,000.00
Reserve Fund Beginning                                        PAYMENT RATE INFORMATION
 Balance                       $1,875,000.00                  ------------------------

Outstanding Carryover                                         Monthly Payment Rate                                           53.35%
 Amount - Beginning Balance            $0.00
Yield Supplement Account                                      Previous Collection Period Monthly Payment Rate                48.57%
 Draw Amount                           $0.00
Outstanding Carryover                                         Monthly Payment Rate 3 months ago                              50.90%
 Amount - Ending Balance               $0.00
Yield Supplement Account                                      3-month Average Payment Rate                                   50.94%
 Balance - Ending Balance      $1,875,000.00
Yield Supplement Account                                      12-month Minimum Payment Rate                                  48.57%
 Required Deposit Amount               $0.00
                                                              Early Amortization Event?                                         NO
Reserve Fund Draw Amount               $0.00
Reserve Fund Ending Balance    $1,875,000.00                  ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
                                                              ---------------------------------------------
Reserve Fund Required
 Deposit Amount                        $0.00
                                                              Extend Revolving Period?                                         YES
1-month LIBOR Rate                                            Last Day of Revolving Period                                     N/A
 (annualized)                      5.6875000%
Certificate Coupon                                            Invested Amount as of Last Day of Revolving Period               N/A
 (annualized)                      5.8475000%
Prime Rate (annualized)            8.5000000%                 Accumulation Period Length (months)                              N/A
Servicing Fee Rate                                            First Accumulation Date                             TO BE DETERMINED
 (annualized)                          1.000%
Excess Spread                      1.9525000%                 Expected Final Payment Date                                      N/A
                                                              Required Participation Percentage                               4.00%
TRUST PRINCIPAL RECEIVABLES                                   Principal Funding Account Balance                              $0.00
---------------------------
                                                              Principal Payment Amount                                       $0.00
Pool Balance at the                                           Controlled Deposit Amount                                      $0.00
 Beginning of Period         $506,927,001.71
Pool Balance at the Ending
 of Period                   $499,455,872.76
Average Aggregate                                             TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 Principal Balance           $503,191,437.24                  -----------------------------------------

Aggregate Principal                                           CERTIFICATEHOLDERS
 Collections                 $268,454,693.28                  ------------------
New Principal Receivables    $260,983,564.33                  i.    Monthly Interest Distribution                    $1,766,432.29
Receivables Added for                  $0.00                  ii.   Monthly Servicing Fee Distribution                 $312,500.00
 Additional Accounts
Investor Default Amount                $0.00                  iii.  Reserve Fund Deposit Amount Distribution                 $0.00
Net Losses                             $0.00                  iv.  Investor Default Amount Distribution                      $0.00
Monthly Interest Accrued,              $0.00                  v.  Outstanding Carryover Amount Distribution                  $0.00
 but not Paid
Ineligible Receivables                 $0.00                  vi. Yield Supplement Account Deposit Amount                    $0.00
                                                              Distribution                                             -----------
Ineligible Receivables in              $0.00                  Excess Servicing                                         $694,846.14
 Prior Collection Period

Defaulted Receivables in
 Ineligible and Overconc.
 Accounts                              $0.00
                                                              Excess Servicing (Previous Period)                       $600,330.44
MISCELLANEOUS DATA
------------------
                                                              DEFICIENCY AMOUNT
                                                              -----------------
Recoveries on Receivables
 Written Off                           $0.00
Spread Over Prime for                                         Deficiency Amount                                               $0.0
 Portfolio                             0.30%
Weighted Average Interest                                     Draw Amount                                                     $0.0
 Rate                                  8.80%
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                                                                          PAGE 2
VW CREDIT, INC. -- SERVICER
   21-JUL-97
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------

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                             COLLECTIONS                 ACCRUAL          DISTRIBUTION
                           -------------             -----------------   --------------
From:                          16-Jun-97
To:                            14-Jul-97
Days:                                 28

LIBOR RATE                     5.6875000%
(1 month)

SERIES #                          1    Active
VCI RATING:                      N/A
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
              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                         SERIES                                      EXCESS    REQUIRED         REQUIRED       OUTSTANDING
SERIES     SERIES      ALLOCATION      INVESTED       SUBORDINATED   FUNDED  PARTICIPATION   PARTICIPATION     CERTIFICATE
NUMBER      NAME       PERCENTAGE       AMOUNT           AMOUNT      AMOUNT   PERCENTAGE         AMOUNT          BALANCE
------      ----       ----------       ------           ------      ------   ----------         ------      ---------------
         Trust                      $375,000,000.00  $68,209,680.79   $0.00       N/A        $15,000,000.00
1        Series            100.00%  $375,000,000.00  $68,209,680.79   $0.00      4.00%       $15,000,000.00  $375,000,000.00
         1996-1
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                                                                          PAGE 3
VW CREDIT, INC. -- SERVICER
21-JUL-97
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------
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
INITIAL AMOUNTS                                                         EXCESS SPREAD CALCULATION
---------------                                                         -------------------------

Initial Invested Amount                    $375,000,000.00            Weighted Average Rate Charged to      8.80%
                                                                      Dealers
Invested Amount                            $375,000,000.00            LIBOR                                 5.69%
Controlled Accumulation Amount             $          0.00            Certificate Rate (LIBOR+16 b.p.)      5.85%
Required Subordinated Amount               $ 68,209,680.79            Servicing Fee Rate                    1.00%
Annualized Servicing Fee Rate                         1.00%           Investor Net Losses                   0.00%
                                                                                                            ----
First Controlled Accumulation Date        TO BE DETERMINED            Excess Spread                         1.95%
Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                          28-Mar-96
Required Participation Percentage                     4.00%
Subordinated Percentage                              14.29%

SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                   REQUIRED           EXCESS
                                           SERIES 1996-1        INVESTED         SUBORDINATED         FUNDING
PRINCIPAL RECEIVABLES                          TOTAL             AMOUNT             AMOUNT            AMOUNT
---------------------                          -----             ------             ------            ------

Series Allocation Percentage                        100.00%
Beginning Balance                          $375,000,000.00   $375,000,000.00        $68,209,680.79                      $0.00
  Floating Allocation Percentage                     73.98%            73.98%
  Fixed Allocation Percentage                   N/A

Principal Collections                      $268,454,693.28   $268,454,693.28         N.A.               N.A.
New Principal Receivables                  $260,983,564.33   $260,983,564.33         N.A.               N.A.
Principal Default Amounts                  $          0.00   $          0.00         N.A.               N.A.
Receivables Added for Additional           $          0.00   $          0.00         N.A.               N.A.
 Accounts
Controlled Deposit Amount                  $          0.00               N/A         N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                                 100.00000000%

Ending Balance                             $375,000,000.00   $375,000,000.00        $68,209,680.79                      $0.00
  Floating Allocation Percentage                     75.08%            75.08%


NON-PRINCIPAL RECEIVABLES
-------------------------

Interest Collections                       $  2,773,778.43
Recoveries on Receivables Written Off      $          0.00
Investment Income                          $          0.00
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                                                                          PAGE 4
VW CREDIT, INC. -- SERVICER
21-JUL-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

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

SUBORDINATED AMOUNT & RESERVE FUND           CURRENT         PREVIOUS
----------------------------------           -------         --------
Available Subordination Amount            $81,938,934.64  $79,007,216.39
 (Previous)
  Required Subordination Draw Amount      $         0.00             N/A
  Reserve Fund Funds to Inv. Default      $         0.00             N/A
   Amount
  Excess Servicing (Previous Period)      $   600,330.44  $   593,404.70
                                          --------------
(a) Available Subordinated Amount?        $82,539,265.08  $79,600,621.09

(b) Available Subordinated Amount?        $53,571,428.57  $53,571,428.57

Available Subordinated Amount             $78,526,342.93  $81,938,934.64

Incremental Subordinated Amount           $14,638,252.22  $18,050,843.93
  Overconcentration Amount                $17,059,375.75  $21,351,073.78

Beginning Reserve Fund Balance            $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Required Balance             $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Draw                         $         0.00             N/A
Reserve Fund Required Deposit             $         0.00             N/A
Reserve Fund Deposit Amount               $         0.00             N/A
Reserve Fund Release                      $         0.00             N/A
Ending Reserve Fund Balance               $ 1,875,000.00  $ 1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections            $ 3,749,608.49  $ 4,033,908.04
  Certificateholder Interest Collections  $ 2,773,778.43  $ 2,861,997.11
  Subordinate Interest Collections        $   504,529.44  $   546,620.63
Investment Income                         $         0.00  $         0.00
Reserve Fund Balance                      $ 1,875,000.00  $ 1,875,000.00
                                          --------------
Total Interest  Available                 $ 5,153,307.88  $ 5,283,617.74

Interest Shortfall                        $         0.00             N/A
Additional Interest                       $         0.00             N/A
Carry-over Amount                         $         0.00             N/A
Carry-over Shortfall                      $         0.00             N/A
Additional Carry-over Shortfall           $         0.00             N/A

Monthly Servicing Fee                     $   419,326.20  $   431,449.76
Investor Monthly Servicing Fee            $   312,500.00  $   312,500.00
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